Note 12 - Retirement Plan	12 Months Ended
Mar. 31, 2023
Notes to Financial Statements
Compensation and Employee Benefit Plans [Text Block]

12.   RETIREMENT PLAN

The Company maintains the Friedman Industries, Inc. Employees’ Retirement and 401(k) Plan (the “Plan”). Employees fully vest in the Plan upon six years of service.

The retirement portion of the Plan covers substantially all employees, including officers. The Company’s contribution expenses, which are determined at the discretion of the Board of Directors in an amount not to exceed 15% of the total compensation paid during the year to all eligible employees, were approximately $0.4 million and $0.2 million for the years ended March 31, 2023 and 2022, respectively. Contributions, plan earnings and forfeitures of non-vested accounts of terminated participants are allocated to the remaining individual accounts determined by a point schedule based on years of employment with the Company.

Employees may participate in the 401(k) portion of the Plan. Employees are eligible to participate in the Plan when the employee has completed six months of service. Under the Plan, participating employees may defer a portion of their earnings up to certain limits prescribed by the Internal Revenue Service. The Company provides matching contributions under the provisions of the Plan. Contribution expense related to the 401(k) portion of the Plan was approximately $0.1 million in each of the years ended  March 31, 2023 and 2022.